Expenses Associated With Long-Duration Insurance Products	12 Months Ended
Dec. 31, 2010
Expenses Associated With Long Duration Insurance Products [Abstract]
Expenses Associated With Long-Duration Insurance Products
18.	EXPENSES ASSOCIATED WITH LONG-DURATION INSURANCE PRODUCTS

Premiums associated with our long-duration insurance products accounted for approximately 2% of our consolidated premiums and services revenue for the year ended December 31, 2010. We use long-duration accounting for products such as long-term care, life insurance, annuities, and certain health and other supplemental policies sold to individuals because they are expected to remain in force for an extended period beyond one year and because premium received in the earlier years is intended to pay anticipated benefits to be incurred in future years. As a result, we defer policy acquisition costs and amortize them over the estimated life of the policies in proportion to premiums earned.

In addition, we establish reserves for future policy benefits in recognition of the fact that some of the premium received in the earlier years is intended to pay anticipated benefits to be incurred in future years. These reserves are recognized on a net level premium method based on interest rates, mortality, morbidity, withdrawal and maintenance expense assumptions from published actuarial tables, modified based upon actual experience. The assumptions used to determine the liability for future policy benefits are established and locked in at the time each contract is acquired and would only change if our expected future experience deteriorated to the point that the level of the liability, together with the present value of future gross premiums, are not adequate to provide for future expected policy benefits. Long-term care policies provide for long-duration coverage and, therefore, our actual claims experience will emerge many years after assumptions have been established. The risk of a deviation of the actual morbidity and mortality rates from those assumed in our reserves are particularly significant to our closed block of long-term care policies. We monitor the loss experience of these long-term care policies and, when necessary, apply for premium rate increases through a regulatory filing and approval process in the jurisdictions in which such products were sold. To the extent premium rate increases and/or loss experience vary from our acquisition date assumptions, future adjustments to reserves could be required.

The table below presents deferred acquisition costs and future policy benefits payable associated with our long-duration insurance products for the years ended December 31, 2010 and 2009.

	2010		2009
	Deferred acquisition costs	Future policy benefits payable	Deferred acquisition costs	Future policy benefits payable
	(in thousands)

Other long-term assets	$73,503	$0	$201,431	$0
Trade accounts payable and accrued expenses	0	(52,936)	0	(40,249)
Long-term liabilities	0	(1,492,855)	0	(1,193,047)

Total asset (liability)	$73,503	$(1,545,791)	$201,431	$(1,233,296)

In addition, future policy benefits payable include amounts of $218.9 million at December 31, 2010 and $225.0 million at December 31, 2009 which are subject to 100% coinsurance agreements as more fully described in Note 19.

Benefit expense associated with future policy benefits payable was $305.9 million in 2010, $73.1 million in 2009, and $64.3 million in 2008. Benefit expense for 2010 included a net charge of $138.9 million associated with our long-term care policies discussed further below. Amortization of deferred acquisition costs included in operating costs was $198.1 million in 2010, $52.4 million in 2009, and $43.0 million in 2008. Amortization expense for 2010 included a write-down of deferred acquisition costs of $147.5 million discussed further below.

Future policy benefits payable include $824.6 million at December 31, 2010 and $571.9 million at December 31, 2009 associated with a closed block of long-term care policies acquired in connection with the November 30, 2007 KMG acquisition. During the fourth quarter of 2010, certain states approved premium rate increases for a large portion of our long-term care block that were significantly below our acquisition date assumptions. Based on these actions by the states, combined with lower interest rates and higher actual expenses as compared to acquisition date assumptions, we determined that our existing future policy benefits payable, together with the present value of future gross premiums, associated with our long-term care policies were not adequate to provide for future policy benefits under these policies; therefore we unlocked and modified our assumptions based on current expectations. Accordingly, during the fourth quarter of 2010 we recorded $138.9 million of additional benefit expense, with a corresponding increase in future policy benefits payable of $170.3 million partially offset by a related reinsurance recoverable of $31.4 million included in other long-term assets.

Deferred acquisition costs included $36.2 million and $165.7 million associated with our individual major medical policies at December 31, 2010 and December 31, 2009, respectively. Future policy benefits payable associated with our individual major medical policies were $179.8 million at December 31, 2010 and $128.3 million at December 31, 2009. In light of the Health Insurance Reform Legislation, including mandating that 80% of premium revenues be expended on medical costs for individual major medical policies beginning in 2011, we completed a deferred acquisition cost recoverability analysis for our individual major medical policies during 2010. Our recoverability test indicated that a substantial portion of unamortized deferred acquisition costs associated with the individual major medical block of business were not recoverable from future income. As a result, during 2010 we recorded a write-down of deferred acquisition costs of $147.5 million with a corresponding charge to operating costs.